UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2023

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

On September 4, 2023, the Board of Directors (the “Board”) of 180 Life Sciences Corp. (the “Company”), approved and adopted Second Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”), which became effective the same day.

The Second Amended and Restated Bylaws amend the prior bylaws of the Company to, among other things (a) reduce the number of shares required to constitute a quorum at a stockholders meeting of the holders of shares of outstanding capital stock of the Company to provide that stockholders holding one-third of the voting power of all outstanding shares of capital stock of the Company entitled to vote at such meeting shall constitute a quorum (Section 2.4); (b) remove the requirement to post the list of stockholders of the Company at meetings of stockholders (consistent with certain recent Delaware General Corporation Law rule changes)(Section 2.5(a)); (c) update the bylaws to address certain recent Securities and Exchange Commission rule changes in connection with Rule 14a-19 of the Securities Exchange Act of 1934, as amended, including to confirm that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors (Section 2.5(d)); (d) clarify that if after the adjournment of a meeting of stockholders, a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting (Section 2.6); (e) provide that except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board, Section 2.7(a)(iii) of the bylaws are the exclusive means for a stockholder to propose business to be brought before an annual meeting of stockholders and stockholders seeking to nominate persons for election to the Board of Directors must comply with Section 3.2 of the bylaws or Rule 14a-19 promulgated under the Exchange Act, and that further Section 2.7 of the bylaws shall not be applicable to nominations (Section 2.7); (f) provide that written consents to action without meetings of stockholders are not allowed, unless otherwise provided for in the Certificate of Incorporation or any preferred stock designation, consistent with the Company’s Certificate of Incorporation (as amended)(Section 2.9); (g) include the requirement for stockholders to comply with Rule 14a-19 of the Exchange Act in connection with stockholder notices (Section 3.2); and (h) make certain other clarifying revisions to the bylaws.

Prior to the amendment to the quorum requirements of the bylaws as discussed above, the presence, in person or by proxy, of holders of a majority of the voting power of the shares of stock issued and outstanding and entitled to vote at the meeting would constitute a quorum for the transaction of business at such meeting. The change to the quorum requirement for stockholder meetings was made to improve the Company’s ability to hold stockholder meetings when called.

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Effective on September 4, 2023, the Board of Directors of the Company approved the grant of (1) incentive stock options to purchase 75,000 shares of common stock to James N. Woody, M.D., Ph.D., the Chief Executive Officer of the Company; (2) incentive stock options to purchase 15,000 shares of common stock to Jonathan Rothbard, Ph.D., the Chief Scientific Officer of the Company; and (3) incentive stock options to purchase 15,000 shares of common stock to Ozan Pamir, the Chief Financial Officer of the Company (collectively, the “Options”), in consideration for services to be rendered as officers of the Company through August 31, 2023. The Options vest at the rate of 1/12th of such Options per calendar month, on the last day of each month, over a period of 12 months, with the first vesting date being September 30, 2023.

All of the Options were granted pursuant to, and are subject to the terms of, the Company’s First Amended and Restated 2022 Omnibus Incentive Plan (the “Plan”), had a term of 10 years, and had an exercise price equal to $0.67 per share, the closing sales price of the Company’s common stock on the last trading day prior to the date of grant.

The description of the Options above is not complete and is qualified in its entirety to the Form of Stock Option Agreement which the Company plans to enter into with each officer to evidence the grant of the Options, in the form attached hereto as Exhibit 10.2, which is incorporated by refence herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure provided under Item 3.03 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1*	Second Amended and Restated Bylaws of 180 Life Sciences Corp., effective as of September 4, 2023
10.1	First Amended and Restated 180 Life Sciences Corp. 2022 Omnibus Incentive Plan (Filed as Exhibit 10.2 to the Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission on July 10, 2023, and incorporated by reference herein)(File No. 001-38105)
10.2*	Form of Stock Option Agreement (First Amended and Restated 2022 Omnibus Incentive Plan)
104	Cover page interactive data file (embedded with the inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

180 LIFE SCIENCES CORP.

Date: September 7, 2023	By:	/s/ James N. Woody, M.D., Ph.D.
James N. Woody, M.D., Ph.D.
Chief Executive Officer

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